CUSIP No. 451033203	EXHIBIT 3

Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (incorporated herein by reference to Exhibit 3.2 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on June 27th, 2018.)